MAXIM SERIES FUND, INC.

ARTICLES OF AMENDMENT

Maxim Series Fund, Inc., a Maryland corporation (the “Corporation”), in accordance with Section 2-607 of the Maryland General Corporation Law, hereby certifies as follows:

FIRST: The name of the Corporation is hereby changed to Great-West Funds, Inc. The charter of the Corporation is hereby amended by replacing Article I of the Corporation’s Articles of Amendment and Restatement with the following:

NAME

The name of the Corporation is: Great-West Funds, Inc.

SECOND: The charter of the Corporation is hereby amended by changing the name of each series of capital stock of the Corporation as follows:

CURRENT SERIES/PORTFOLIO NAME	NEW SERIES/PORTFOLIO NAME

Maxim Money Market Portfolio	Great-West Money Market Fund
Maxim Bond Index Portfolio	Great-West Bond Index Fund
Maxim Federated Bond Portfolio	Great-West Federated Bond Fund
Maxim Loomis Sayles Bond Portfolio	Great-West Loomis Sayles Bond Fund
Maxim Putnam High Yield Bond Portfolio	Great-West Putnam High Yield Bond Fund
Maxim Short Duration Bond Portfolio	Great-West Short Duration Bond Fund
Maxim Templeton Global Bond Portfolio	Great-West Templeton Global Bond Fund
Maxim U.S. Government Mortgage Securities Portfolio	Great-West U.S. Government Mortgage Securities Fund
Maxim Ariel Small-Cap Value Portfolio	Great-West Ariel Small Cap Value Fund
Maxim Invesco Small-Cap Value Portfolio	Great-West Invesco Small Cap Value Fund
Maxim Loomis Sayles Small-Cap Value Portfolio	Great-West Loomis Sayles Small Cap Value Fund
Maxim S&P SmallCap 600 Index Portfolio	Great-West S&P Small Cap 600® Index Fund
Maxim Small-Cap Growth Portfolio	Great-West Small Cap Growth Fund
Maxim Ariel MidCap Value Portfolio	Great-West Ariel Mid Cap Value Fund
Maxim Goldman Sachs MidCap Value Portfolio	Great-West Goldman Sachs Mid Cap Value Fund
Maxim S&P MidCap 400 Index Portfolio	Great-West S&P Mid Cap 400® Index Fund
Maxim T. Rowe Price MidCap Growth Portfolio	Great-West T. Rowe Price Mid Cap Growth Fund
Maxim American Century Growth Portfolio	Great-West American Century Growth Fund
Maxim Janus Large Cap Growth Portfolio	Great-West Janus Large Cap Growth Fund
Maxim Putnam Equity Income Portfolio	Great-West Putnam Equity Income Fund
Maxim S&P 500 Index Portfolio	Great-West S&P 500® Index Fund
Maxim Stock Index Portfolio	Great-West Stock Index Fund
Maxim T. Rowe Price Equity/Income Portfolio	Great-West T. Rowe Price Equity Income Fund
Maxim International Index Portfolio	Great-West International Index Fund
Maxim Invesco ADR Portfolio	Great-West Invesco ADR Fund
Maxim MFS International Growth Portfolio	Great-West MFS International Growth Fund
Maxim MFS International Value Portfolio	Great-West MFS International Value Fund
Maxim Real Estate Index Portfolio	Great-West Real Estate Index Fund
Maxim Conservative Profile I Portfolio	Great-West Conservative Profile I Fund
Maxim Moderately Conservative Profile I Portfolio	Great-West Moderately Conservative Profile I Fund
Maxim Moderate Profile I Portfolio	Great-West Moderate Profile I Fund
Maxim Moderately Aggressive Profile I Portfolio	Great-West Moderately Aggressive Profile I Fund
Maxim Aggressive Profile I Portfolio	Great-West Aggressive Profile I Fund
Maxim Conservative Profile II Portfolio	Great-West Conservative Profile II Fund
Maxim Moderately Conservative Profile II Portfolio	Great-West Moderately Conservative Profile II Fund
Maxim Moderate Profile II Portfolio	Great-West Moderate Profile II Fund
Maxim Moderately Aggressive Profile II Portfolio	Great-West Moderately Aggressive Profile II Fund

Maxim Aggressive Profile II Portfolio	Great-West Aggressive Profile II Fund
Maxim Lifetime 2015 Portfolio I	Great-West Lifetime 2015 Fund I
Maxim Lifetime 2015 Portfolio II	Great-West Lifetime 2015 Fund II
Maxim Lifetime 2015 Portfolio III	Great-West Lifetime 2015 Fund III
Maxim Lifetime 2025 Portfolio I	Great-West Lifetime 2025 Fund I
Maxim Lifetime 2025 Portfolio II	Great-West Lifetime 2025 Fund II
Maxim Lifetime 2025 Portfolio III	Great-West Lifetime 2025 Fund III
Maxim Lifetime 2035 Portfolio I	Great-West Lifetime 2035 Fund I
Maxim Lifetime 2035 Portfolio II	Great-West Lifetime 2035 Fund II
Maxim Lifetime 2035 Portfolio III	Great-West Lifetime 2035 Fund III
Maxim Lifetime 2045 Portfolio I	Great-West Lifetime 2045 Fund I
Maxim Lifetime 2045 Portfolio II	Great-West Lifetime 2045 Fund II
Maxim Lifetime 2045 Portfolio III	Great-West Lifetime 2045 Fund III
Maxim Lifetime 2055 Portfolio I	Great-West Lifetime 2055 Fund I
Maxim Lifetime 2055 Portfolio II	Great-West Lifetime 2055 Fund II
Maxim Lifetime 2055 Portfolio III	Great-West Lifetime 2055 Fund III
Maxim SecureFoundationSM Balanced Portfolio	Great-West SecureFoundation® Balanced Fund
Maxim SecureFoundationSM Balanced ETF Portfolio	Great-West SecureFoundation® Balanced ETF Fund
Maxim SecureFoundationSM Lifetime 2015 Portfolio	Great-West SecureFoundation® Lifetime 2015 Fund
Maxim SecureFoundationSM Lifetime 2020 Portfolio	Great-West SecureFoundation® Lifetime 2020 Fund
Maxim SecureFoundationSM Lifetime 2025 Portfolio	Great-West SecureFoundation® Lifetime 2025 Fund
Maxim SecureFoundationSM Lifetime 2030 Portfolio	Great-West SecureFoundation® Lifetime 2030 Fund
Maxim SecureFoundationSM Lifetime 2035 Portfolio	Great-West SecureFoundation® Lifetime 2035 Fund
Maxim SecureFoundationSM Lifetime 2040 Portfolio	Great-West SecureFoundation® Lifetime 2040 Fund
Maxim SecureFoundationSM Lifetime 2045 Portfolio	Great-West SecureFoundation® Lifetime 2045 Fund
Maxim SecureFoundationSM Lifetime 2050 Portfolio	Great-West SecureFoundation® Lifetime 2050 Fund
Maxim SecureFoundationSM Lifetime 2055 Portfolio	Great-West SecureFoundation® Lifetime 2055 Fund

THIRD: The amendment was approved by a majority of the entire Board of Directors and is limited to changes expressly authorized by Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders.

FOURTH: These Articles of Amendment shall become effective at 12:00 A.M. on the 24th day of September 2012.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and Chief Executive Officer and attested by its Secretary on this 24th day of August 2012, and the undersigned officers acknowledge that these Articles of Amendment are the act of the Corporation, and certify that, to the best of their knowledge, information and belief, all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties of perjury.

MAXIM SERIES FUND, INC.

/s/ M.T.G. Graye
Name: M.T.G. Graye
Title: President and Chief Executive Officer

ATTEST:

/s/ R.L. Logsdon
Name: R.L. Logsdon
Title: Assistant Vice President, Counsel and Secretary